April 12, 2013 F I N A N C I A L R E S U L T S 1Q13

F I N A N C I A L R E S U L T S 1Q13 Financial highlights 1 See note 1 on slide 21 2 Assumes a tax rate of 38% 3 See note 4 on slide 21, and the Basel I Tier 1 capital and Tier 1 capital ratio on page 39 of the Firm’s 1Q13 earnings release financial supplement  Record 1Q13 net income of $6.5B; record EPS of $1.59; revenue of $25.8B1  Strong performance across all businesses  1Q13 results included the following significant items  Fortress balance sheet strengthened  Basel I Tier 1 common of $143B; ratio of 10.2%3 – After impact of final Basel 2.5 rules, effective 1/1/13  Estimated Basel III Tier 1 common of $146B; ratio of 8.9% – After impact of final Basel 2.5 rules and NPR $mm, excluding EPS Pretax Net income 2 EPS 2 Real Estate Portfolios – Benefit from reduced mortgage loan loss reserves $650 $403 $0.10 Card Services – Benefit from reduced credit card loan loss reserves 500 310 0.08 1

F I N A N C I A L R E S U L T S 1Q13 Financial results1 1 See note 1 on slide 21 2 Actual numbers for all periods, not over/under 3 See note 3 on slide 21 $mm, excluding EPS $ O/(U) 1Q13 4Q12 1Q12 Revenue (FTE)1 $25,848 $1,470 ($909) Credit costs 617 (39) (109) Expense 15,423 (624) (2,922) Reported net income $6,529 $837 $1,605 Net income applicable to common stock $6,131 $809 $1,554 Reported EPS $1.59 $0.20 $0.40 ROE2 13% 11% 11% ROTCE2,3 17 15 15 2

# Fortress balance sheet and returns

**$B, except where noted**

| | 1Q13 | 4Q12 | 1Q12 |
|---|---|---|---|
| Basel I Tier 1 common capital[1,2] | $143 | $140 | $128 |
| Basel I Risk-weighted assets[2] | 1,408 | 1,270 | 1,300 |
| Basel I Tier 1 common ratio[1,2] | 10.2% | 11.0% | 9.8% |
| Basel III Tier 1 common capital[2] | $146 | $144 | — |
| Basel III Risk-weighted assets[2] | 1,654 | 1,648 | — |
| Basel III Tier 1 common ratio[2] | 8.9% | 8.7% | — |
| Total assets (EOP) | $2,389 | $2,359 | $2,320 |
| Return on equity | 13% | 11% | 11% |
| Return on tangible common equity[3] | 17 | 15 | 15 |
| Return on assets | 1.14 | 0.98 | 0.88 |
| Return on Basel I Risk-weighted assets[4] | 1.9 | 1.8 | 1.6 |
| Tangible book value per share[5] | $39.54 | $38.75 | $34.79 |

B1T1C (w/ B2.5) of 9.9% in 4Q12

~+100bps after the impact of run-off and mitigants through 2014[9]

We consider return on RWA to be more relevant for JPM and comparisons to peers

- Firmwide total credit reserves of $21.5B; loan loss coverage ratio of 2.27%[6]
- High Quality Liquid Assets[7] of $413B
- The Board of Directors intends to increase the quarterly common stock dividend[8] to $0.38 per share, effective 2Q13
- Repurchased $2.6B of common equity in 1Q13; authorized to repurchase an additional $6B between 2Q13-1Q14
- Elected to redeem ~$5B of outstanding trust preferred securities on May 8

[1] See note 4 on slide 21, and the Basel I Tier 1 capital and Tier 1 capital ratio on page 39 of the Firm's 1Q13 earnings release financial supplement
[2] Basel I reflects the impact of final Basel 2.5 rules starting 1Q13, which resulted in additional capital requirements for trading positions and securitizations; Basel III reflects the estimated impact of final Basel 2.5 rules and Basel III Advanced NPR
[3] See note 3 on slide 21
[4] Return on Basel I RWA, excluding DVA, a non-GAAP financial measure, was 1.9%, 1.9% and 1.8% for 1Q13, 4Q12 and 1Q12, respectively
[5] Tangible book value per share is a non-GAAP financial measure. Tangible book value per share represents the Firm's tangible common equity divided by period-end common shares
[6] See note 2 on slide 21
[7] High Quality Liquid Assets ("HQLA") is the estimated amount of assets the Firm believes will qualify for inclusion in the Liquidity Coverage Ratio ("LCR") based on the Firm's current understanding of the rules
[8] The Firm's 2013 dividends will be subject to the Board's approval at the customary times those dividends are declared
[9] Includes the effect of bringing forward run-off and data/model enhancements
Note: estimated for 1Q13

FINANCIAL RESULTS
3
JPMORGAN CHASE & CO.

# Consumer & Community Banking[1]

| $mm | 1Q13 | $ O/(U) 4Q12 | 1Q12 |
|---|---|---|---|
| Net interest income | $7,209 | ($58) | ($179) |
| Noninterest revenue | 4,406 | (705) | (569) |
| Revenue | $11,615 | ($763) | ($748) |
| Expense | 6,790 | (1,176) | (248) |
| Credit costs | 549 | (542) | (93) |
| Net income | $2,586 | $572 | ($350) |

**Key drivers/statistics[2]**

| | 1Q13 | 4Q12 | 1Q12 |
|---|---|---|---|
| EOP Equity ($B) | $46.0 | $43.0 | $43.0 |
| ROE[3] | 23% | 19% | 27% |
| Overhead ratio | 58 | 64 | 57 |
| Average loans ($B) | $418.3 | $419.9 | $434.5 |
| Average deposits ($B) | 441.3 | 426.0 | 401.6 |
| Number of branches | 5,632 | 5,614 | 5,541 |
| Number of ATMs | 18,830 | 18,699 | 17,654 |
| Active online customers (000's) | 32,281 | 31,114 | 30,680 |
| Active mobile customers (000's) | 13,263 | 12,359 | 10,016 |

[1] See note 1 on slide 21
[2] Actual numbers for all periods, not over/under
[3] Calculated based on average equity; period-end equity and average equity are the same
[4] Based on disclosures by peers as of 4Q12
[5] Per compete.com as of February 2013
[6] Based on number of loans from October 2012 to February 2013 (SBA Fiscal Year YTD)
[7] TNS Choice Awards recognizes financial services organizations that have achieved superior performance in customer acquisition, retention, satisfaction and market share with consumer and affluent banking customers
[8] Based on Inside Mortgage Finance as of 4Q12
[9] J.D. Power and Associates industry-wide survey based on satisfaction index; JPM ranked #4 for customer satisfaction in originations and #4 in servicing on an overall basis
[10] Based on disclosures by peers and internal estimates as of 4Q12
[11] Based on Visa data as of 4Q12
[12] Based on Nilson report as of YE2012
[13] As of YTD February 2013 data per Autocount

## Leadership positions

**Consumer & Business Banking**

- #1 ATM network[4]
- #2 in branches[4]
- #1 most visited banking portal – Chase.com[5]
- #1 SBA lender[6]
- $165B+ client investment assets; 1,350+ Chase Private Client locations and 130K+ CPC clients
- Winner of four TNS Choice Awards for 2013, more than any previous winner[7]

**Mortgage Banking**

- #2 mortgage originator[8]
- #2 retail mortgage originator[8]
- #3 mortgage servicer[8]
- #1 customer satisfaction of large banks for originations and servicing by J.D. Power[9]

**Card, Merchant Services & Auto**

- #1 credit card issuer in the U.S.[10]
- #1 global Visa issuer based on consumer and business credit card sales volume[11]
- #1 U.S. co-brand credit card issuer[10]
- #2 wholly-owned merchant acquirer[12]
- #2 non-captive in new/recent used vehicles sold at franchised dealers[13]

FINANCIAL RESULTS
4
JPMORGAN CHASE & CO.

# Consumer & Community Banking

## *Consumer & Business Banking*

| $mm | 1Q13 | $ O/(U) 4Q12 | $ O/(U) 1Q12 |
|---|---|---|---|
| Net interest income | $2,572 | ($61) | ($103) |
| Noninterest revenue | 1,605 | (42) | 20 |
| Revenue | $4,177 | ($103) | ($83) |
| Expense | 3,041 | 117 | 175 |
| Credit costs | 61 | (49) | (35) |
| Net income | $641 | ($115) | ($133) |
| **Key drivers/statistics[1] ($B)** | | | |
| EOP Equity | $11.0 | $9.0 | $9.0 |
| ROE[2] | 24% | 33% | 35% |
| Average total deposits | $421.1 | $404.0 | $380.8 |
| Deposit margin | 2.36% | 2.44% | 2.68% |
| Accounts[3] (mm) | 28.5 | 28.1 | 27.0 |
| Business Banking loan originations | $1.2 | $1.5 | $1.5 |
| Business Banking loan balances (Avg) | 18.7 | 18.5 | 17.7 |
| Investment sales | 9.2 | 7.0 | 6.6 |
| Client investment assets (EOP) | 168.5 | 158.5 | 147.1 |

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; period-end equity and average equity are the same
[3] Includes checking accounts and Chase Liquid$^{SM}$ cards (launched 2Q12)

### Financial performance

- Consumer & Business Banking net income of $641mm, down 17% YoY
- Net revenue of $4.2B, down 2% from the prior year
- Credit costs of $61mm, compared with $96mm in the prior year
- Expense up 6% YoY, primarily driven by investments, including new branch builds, and a one-time cost related to a contract renegotiation

### Key drivers

- Average total deposits of $421.1B, up 11% YoY and 4% QoQ
- Deposit margin was 2.36%, compared with 2.68% in the prior year
- Accounts up 6% YoY and 2% QoQ
- Business Banking loan originations down 20% YoY and 19% QoQ
- Average Business Banking loans up 6% YoY and 1% QoQ
- Investment sales up 40% YoY and 32% QoQ
- Client investment assets up 15% YoY and 6% QoQ

FINANCIAL RESULTS

5

JPMORGAN CHASE & CO.

# Consumer & Community Banking

## *Mortgage Banking*

| $mm | 1Q13 | $ O/(U) 4Q12 | $ O/(U) 1Q12 |
|---|---|---|---|
| **Mortgage Production** | | | |
| Production-related revenue, excl. repurchase losses | $1,218 | ($394) | ($401) |
| Production expense[1] | 710 | (166) | 137 |
| Income, excl. repurchase losses | $508 | ($228) | ($538) |
| Repurchase (losses)/benefit | (81) | (134) | 221 |
| Income before income tax expense | $427 | ($362) | ($317) |
| **Mortgage Servicing** | | | |
| Net servicing-related revenue | $778 | $160 | ($22) |
| Default servicing expense | 497 | (796) | (393) |
| Core servicing expense | 240 | (40) | (21) |
| Servicing expense | $737 | ($836) | ($414) |
| Income/(loss), excl. MSR risk management | 41 | 996 | 392 |
| MSR risk management | (142) | (184) | (333) |
| Income/(loss) before income tax expense/(benefit) | ($101) | $812 | $59 |
| **Real Estate Portfolios** | | | |
| Revenue | $945 | ($20) | ($136) |
| Expense | 363 | (73) | (56) |
| Net charge-offs | 448 | 31 | (360) |
| Change in allowance | (650) | 50 | 350 |
| Credit costs | ($202) | $81 | ($10) |
| Income/(loss) before income tax expense/(benefit) | $784 | ($28) | ($70) |
| Mortgage Banking net income | $673 | $255 | ($306) |

| Key drivers/statistics ($B)[2] | 1Q13 | 4Q12 | 1Q12 |
|---|---|---|---|
| EOP Equity | $19.5 | $17.5 | $17.5 |
| ROE[3] | 14% | 10% | 23% |
| Mortgage originations[4] | $52.7 | $51.2 | $38.4 |
| EOP third-party mortgage loans serviced | 849.2 | 859.4 | 884.2 |
| EOP NCI owned portfolio[5] | 115.4 | 117.6 | 128.3 |
| ALL/EOP loans[5,6] | 3.66% | 4.14% | 6.01% |
| Net charge-off rate[5,6] | 1.56 | 1.40 | 2.49 |

[1] Includes the provision for credit losses associated with Mortgage Production
[2] Actual numbers for all periods, not over/under
[3] Calculated based on average equity; period-end equity and average equity are the same
[4] Firmwide mortgage origination volume was $55.1B, $53.7B and $40.5B for 1Q13, 4Q12 and 1Q12, respectively
[5] Real Estate Portfolios only
[6] Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. The allowance for loan losses was $5.7B for these loans at the end of 1Q13, 4Q12 and 1Q12. To date, no charge-offs have been recorded for these loans

### Financial performance

- Mortgage Production pretax income of $427mm, down $317mm YoY, reflecting lower margins and higher expenses, partially offset by higher volumes and lower repurchase losses
  - Realized repurchase losses of $181mm
  - Reduction of repurchase liability of $100mm
- Net servicing-related revenue of $778mm, down 3% YoY
- Mortgage Servicing expense down $414mm YoY
- MSR risk management loss of $142mm, down $333mm YoY
- Real Estate Portfolios pretax income of $784mm, down $70mm YoY
  - Total net revenue of $945mm, down 13% YoY, driven by a decline in net interest income resulting from portfolio runoff
  - Credit cost benefit of $202mm
    - Net charge-offs of $448mm
    - Reduction in allowance for loan losses of $650mm
- Mortgage originations of $52.7B, up 37% YoY and 3% QoQ

FINANCIAL RESULTS

6

JPMORGAN CHASE & CO.

# Consumer & Community Banking

*Card, Merchant Services & Auto*

| $mm | | $ O/(U) | |
|---|---|---|---|
| | 1Q13 | 4Q12 | 1Q12 |
| Revenue | $4,720 | ($88) | $6 |
| Expense | 1,943 | (228) | (86) |
| Net charge-offs | 1,186 | (64) | (302) |
| Change in allowance | (500) | (500) | 250 |
| Credit costs | $686 | ($564) | ($52) |
| Net income | $1,272 | $432 | $89 |
| EOP Equity[1] | $15.5 | $16.5 | $16.5 |
| ROE[1,2] | 33% | 20% | 29% |
| **Card Services – Key drivers/statistics ($B)[1]** | | | |
| Average loans | $123.6 | $124.7 | $127.6 |
| Sales volume[3] | 94.7 | 101.6 | 86.9 |
| Net revenue rate | 12.83% | 12.82% | 12.22% |
| Net charge-off rate[4] | 3.55 | 3.50 | 4.37 |
| 30+ day delinquency rate[4] | 1.94 | 2.10 | 2.55 |
| # of accounts with sales activity (mm)[3] | 29.4 | 30.6 | 29.0 |
| % of accounts acquired online[3] | 52% | 58% | 46% |
| **Merchant Services – Key drivers/statistics ($B)[1]** | | | |
| Merchant processing volume | $175.8 | $178.6 | $152.8 |
| # of total transactions | 8.3 | 8.2 | 6.8 |
| **Auto – Key drivers/statistics ($B)[1]** | | | |
| Average loans | $50.0 | $49.3 | $47.7 |
| Originations | 6.5 | 5.5 | 5.8 |

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; period-end equity and average equity are the same
[3] Excludes Commercial Card
[4] See note 5 on slide 21

## Financial performance

- Net income of $1.3B, up 8% YoY
  - Net income, excluding the reduction in the allowance for loan losses[4], up 33% YoY
- Revenue of $4.7B, flat YoY
- Credit costs of $686mm, down 7% YoY
- Expense of $1.9B, down 4% YoY, driven by an expense recorded in the prior year related to a non-core product

## Key drivers

**Card Services**

- Average loans of $123.6B, down 3% YoY and 1% QoQ
- Sales volume[3] of $94.7B, up 9% YoY and down 7% QoQ
- Net charge-off rate[4] of 3.55%, down from 4.37% in the prior year and up from 3.50% in the prior quarter

**Merchant Services**

- Merchant processing volume of $175.8B, up 15% YoY and down 2% QoQ
- Transaction volume of 8.3B, up 22% YoY and 1% QoQ

**Auto**

- Average loans up 5% YoY and 2% QoQ
- Originations up 12%YoY and 18% QoQ

FINANCIAL RESULTS

7

JPMORGAN CHASE & CO.

# Corporate & Investment Bank[1]

## $mm

| | 1Q13 | $ O/(U) 4Q12 | 1Q12 |
|---|---|---|---|
| Corporate & Investment Bank revenue | $10,140 | $2,498 | $802 |
| Investment banking fees | 1,433 | (287) | 58 |
| Treasury Services | 1,044 | (15) | (8) |
| Lending[2] | 498 | 116 | 276 |
| **Total Banking** | **$2,975** | **($186)** | **$326** |
| Fixed Income Markets | 4,752 | 1,575 | (264) |
| Equity Markets | 1,340 | 445 | (84) |
| Securities Services | 974 | (21) | 12 |
| Credit Adjustments & Other[3] | 99 | 685 | 812 |
| **Total Markets & Investor Services** | **$7,165** | **$2,684** | **$476** |
| Credit costs | 11 | 456 | 14 |
| Expense | 6,111 | 1,115 | (100) |
| Net income | $2,610 | $605 | $577 |
| **Key drivers/statistics ($B)[4]** | | | |
| EOP equity | $56.5 | $47.5 | $47.5 |
| ROE[5] | 19% | 17% | 17% |
| Overhead ratio | 60 | 65 | 67 |
| Comp/revenue[6] | 33 | 29 | 39 |
| EOP loans | $117.5 | $115.3 | $113.8 |
| Average client deposits | 357.3 | 366.5 | 357.0 |
| Assets under custody ($T) | 19.3 | 18.8 | 17.9 |
| ALL/EOP loans ex-conduits and trade[7] | 2.17% | 2.52% | 2.93% |
| Net charge-off/(recovery) rate | 0.07 | (0.79) | (0.13) |
| Average VaR ($mm) | $62 | $106 | $81 |

[1] See notes 1 and 7 on slide 21
[2] Lending revenue includes net interest income, fees, gains or losses on loan sale activity, gains or losses on securities received as part of a loan restructuring, and the risk management results related to the credit portfolio (excluding trade finance)
[3] Primarily includes credit portfolio credit valuation adjustments ("CVA") net of associated hedging activities; DVA on structured notes and derivative liabilities; and nonperforming derivative receivable results
[4] Actual numbers for all periods, not over/under
[5] Calculated based on average equity; period-end equity and average equity are the same. Return on equity excluding DVA, a non-GAAP financial measure, was 18%, 20% and 22%, for 1Q13, 4Q12 and 1Q12, respectively
[6] Compensation expense as a percentage of total net revenue excluding DVA, a non-GAAP financial measure, was 34%, 27%, and 35%, for 1Q13, 4Q12 and 1Q12, respectively. For additional information on this measure, see note 7 on slide 21
[7] ALL/EOP loans as reported was 1.11%, 1.19% and 1.34% for 1Q13, 4Q12 and 1Q12, respectively

## Financial performance

- Net income of $2.6B on revenue of $10.1B
  - DVA gain of $126mm
  - ROE of 19%; 18% excl. DVA
- Banking
  - IB fees of $1.4B, up 4% YoY
    - Ranked #1 in 1Q13 Global IB fees
  - Treasury Services revenue of $1.0B, flat YoY
  - Lending revenue of $498mm, driven by NII on retained loans and fees on lending-related commitments, as well as gains on securities received from restructured loans
- Markets & Investor Services
  - Fixed income markets revenue of $4.8B, down 5% YoY
  - Equity markets revenue of $1.3B, down 6% YoY
  - Securities Services revenue of $974mm, flat YoY
  - Credit Adjustments & Other revenue of $99mm, driven by DVA
- Expense of $6.1B, down 2% YoY
  - 1Q13 comp/revenue, excl. DVA, of 34%

FINANCIAL RESULTS
8
JPMORGAN CHASE & CO.

# Corporate & Investment Bank – Key metrics & leadership positions

## Corporate & Investment Bank

| ($B) | 1Q13 | FY2012 | FY2011 | FY2010 |
|---|---|---|---|---|
| International revenue | $4.9 | $16.3 | $17.1 | $15.7 |
| International deposits (Avg)[1] | 198.5 | 189.6 | 180.1 | 146.4 |
| International loans (EOP) | 73.9 | 67.7 | 67.0 | 45.3 |
| Gross CIB revenue from CB | 0.9 | 4.0 | 3.7 | 4.0 |

## Banking

| | | | | |
|---|---|---|---|---|
| Global IB fees (Dealogic) | #1 | #1 | #1 | #1 |
| TS firmwide revenue[2] | $1.7 | $6.9 | $6.4 | $6.6 |
| Combined Fedwire/CHIPS volume | | #1 | #1 | #1 |
| International electronic funds transfer volume (mm)[3] | 74.3 | 304.8 | 250.5 | 232.5 |

## Markets & Investor Services

| | | | | |
|---|---|---|---|---|
| International AUC ($T, EOP) | $8.5 | $8.3 | $7.1 | $6.3 |
| All-America Institutional Investor research rankings | | #1 | #1 | #1 |

## Comments

**Corporate & Investment Bank**

- 49% of revenue is international for 1Q13, up from 47% for FY2012
- International deposits increased 36% from FY2010
- International loans up 63% since FY2010
- Strategic Re-engineering Program ~80% complete

**Banking**

- Improved ranking to #1 in Global Announced M&A in 1Q13 from #2 in FY12
- #1 in combined Fedwire and CHIPS volume, Federal Reserve, 2002–2012
- Total international electronic funds transfer volume consistent with 1Q12

**Markets & Investor Services**

- #1 Fixed income markets revenue share of top 10 investment banks[4]
- International AUC up 35% from FY2010; represents 44% of 1Q13 total AUC
- JPM ranked #1 for FY2012, FY2011 and FY2010 for both All-America Fixed Income Research and Equity Research

Note: 1Q13 rankings are noted as available
[1] International client deposits and other third party liabilities
[2] Includes TS product revenue reported in other LOBs related to customers who are also customers of those LOBs
[3] International electronic funds transfer represents volume over the period and includes non-U.S. dollar Automated Clearing House ("ACH") and clearing volume
[4] Represents FY12 rank of JPM Fixed Income Markets revenue of 10 leading competitors based on reported information, excluding DVA

FINANCIAL RESULTS
9
JPMORGAN CHASE & CO.

# Commercial Banking[1]

| $mm | 1Q13 | $ O/(U) 4Q12 | 1Q12 |
|---|---|---|---|
| Revenue | $1,673 | ($72) | $16 |
| Middle Market Banking[2] | 753 | 1 | 22 |
| Corporate Client Banking[2] | 433 | (59) | 2 |
| Commercial Term Lending | 291 | (21) | (2) |
| Real Estate Banking | 112 | (1) | 7 |
| Other[3] | 84 | 8 | (13) |
| Credit costs | $39 | $42 | ($38) |
| Expense | 644 | 45 | 46 |
| Net income | $596 | ($96) | $5 |
| **Key drivers/statistics ($B)[4]** | | | |
| EOP equity | $13.5 | $9.5 | $9.5 |
| ROE[5] | 18% | 29% | 25% |
| Overhead ratio | 38 | 34 | 36 |
| Average loans[6] | $129.3 | $126.0 | $113.8 |
| EOP loans[6] | 130.4 | 128.2 | 115.8 |
| Average client deposits | 196.0 | 199.3 | 200.2 |
| Allowance for loan losses | 2.7 | 2.6 | 2.7 |
| Nonaccrual loans | 0.7 | 0.7 | 1.0 |
| Net charge-off/(recovery) rate[7] | (0.02)% | 0.16% | 0.04% |
| ALL/loans[7] | 2.05 | 2.06 | 2.32 |

[1] See notes 1 and 8 on slide 21
[2] Effective January 1, 2013, financial data for financial institution clients was transferred into Corporate Client Banking from Middle Market Banking
[3] Other revenue in the fourth quarter of 2012 included a $49mm year-to-date reclassification of tax equivalent revenue to the Corporate sector
[4] Actual numbers for all periods, not over/under
[5] Calculated based on average equity; period-end equity and average equity are the same
[6] Effective January 1, 2013, whole loan financing agreements, previously reported as other assets, were reclassified as loans. For the quarter ended March 31, 2013, the impact on period-end loans and average loans was $1.7B and $1.6B, respectively
[7] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate

- Net income of $596mm, flat YoY
- Revenue of $1.7B, flat compared with prior year
- EOP loan balances up 13% YoY[6]; Middle Market loans up 14% YoY[6]
- Average client deposits of $196.0B, down 2% YoY and QoQ
- Credit costs of $39mm
  - Net recovery rate of 0.02%
  - Excluding recoveries, charge-off rate of 0.03%
- Expense up 8% YoY, reflecting higher headcount-related expense[1] and increased operating expense for Commercial Card
  - Overhead ratio of 38%

FINANCIAL RESULTS

10

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Asset Management1 1 See notes 1 and 8 on slide 21 2 Actual numbers for all periods, not over/under 3 Calculated based on average equity; period-end equity and average equity are the same 4 See note 9 on slide 21  Net income of $487mm, up 26% YoY  Revenue of $2.7B, up 12% YoY  Record AUM of $1.5T, up 7% YoY  AUM net inflows for the quarter of $28B, driven by record net inflows of $31B to long-term products  Record AUS of $2.2T, up 8% YoY and 4% QoQ  EOP loan balances of $81.4B, up 27% YoY and 1% QoQ  Strong investment performance  75% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years  Expense up 9% YoY, primarily due to higher headcount- related expense1 and performance-based compensation 1Q13 4Q12 1Q12 Revenue $2,653 ($100) $283 Private Banking 1,446 5 167 Institutional 589 (140) 32 Retail 618 35 84 Credit costs $21 $2 $2 Expense 1,876 (67) 147 Net income $487 $4 $101 Key drivers/statistics ($B)2 EOP equity $9.0 $7.0 $7.0 ROE3 22% 27% 22% Pretax margin4 29 29 26 Assets under management (AUM) $1,483 $1,426 $1,382 Assets under supervision (AUS) 2,171 2,095 2,013 Average loans 80.0 76.5 59.3 EOP loans 81.4 80.2 64.3 Average deposits 139.4 133.7 127.5 $ O/(U) $mm 11

F I N A N C I A L R E S U L T S Private Equity  Private Equity net loss of $182mm, primarily due to net valuation losses on private investments  Private Equity portfolio of $7.7B Treasury and CIO  Treasury and CIO net income was $24mm  Net securities gains of $503mm  Negative NII of $472mm due to low rates and limited reinvestment opportunities  Expect Treasury and CIO quarterly net loss of $300mm +/-; likely to vary each quarter Other Corporate  After-tax benefit of $227mm for tax adjustments  Excluding these items, adjusted net income of ~$181mm  Expect Other Corporate quarterly net income to be $100mm +/-; likely to vary each quarter 1 See note 1 on slide 21 $mm 1Q13 4Q12 1Q12 Private Equity ($182) ($232) ($316) Treasury and CIO 24 181 251 Other Corpor te 408 (197) 1,337 Net income/(loss) $250 ($248) $1,272 $ O/(U) Corporate/Private Equity1 12

F I N A N C I A L R E S U L T S 3.91% 3.67% 3.54% 3.33% 3.14% 3.19% 3.10% 3.00% 2.92% 2.85% 2.83% 1.92% 1.51% 1.43% 1.35% 1.45% 1.42% 1.29% 1.07% 1.11% 1.17% 1.14% 3.42% 3.06% 2.89% 2.72% 2.66% 2.70% 2.61% 2.47% 2.43% 2.40% 2.37% FY2009 FY2010 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Core NII Market-based NII Core NIM Market-based NIM JPM NIM  Both Firmwide and Core NIM lower (3 bps and 2 bps, respectively) QoQ  Limited reinvestment opportunities  Lower loan yields  Partially offset by higher yields in investment securities Core net interest margin1  Investment Securities (2.19% in 1Q13; 2.04% in 4Q12)  Higher yield primarily due to higher MBS income driven by lower prepayments and reduced secured financing  Long-term debt (2.06% in 1Q13; 2.17% in 4Q12)  Benefit from change in mix Comments 1 See note 6 on slide 21 2 The core and market-based NII presented for FY2009 and FY2010 represent their quarterly averages (e.g. total for the year divided by 4); the yield for all periods represent the annualized yield 2 2 Net interest income trend 13

# Outlook

## NIM & NII

- Expect the Firm's NII to be down ~1% for full-year 2013, as modest spread compression is expected to be offset by balance growth
  - $200mm +/- decrease in Consumer & Business Banking NII[1] as deposit spread compression is expected to be largely offset by deposit balance growth
  - $400mm +/- decrease in Mortgage Banking NII[2] driven by run-off in Real Estate Portfolios
  - Decrease in Corporate NII, driven by limited reinvestment opportunities, is reflected in Treasury and CIO net income guidance, and is expected to be largely offset by growth in interest-earning assets across the Wholesale businesses

## Consumer & Community Banking

- Mortgage Banking
  - Total quarterly net charge-offs likely to be at or below $400mm
  - If charge-offs and delinquencies continue to trend down, there will be continued reserve reductions
  - Realized repurchase losses may be offset by reserve reductions based on current trends
- Card, Merchant Services & Auto
  - Expect up to a $1B loan loss reserve release in full-year 2013

## Firmwide expense

- Expect expense[3] for full-year 2013 to be ~$1B +/- lower as compared to 2012

## Corporate/Private Equity

- Expect Treasury and CIO quarterly net loss of $300mm +/; likely to vary each quarter
- Expect Other Corporate quarterly net income to be $100mm +/-; likely to vary each quarter

[1] Previous guidance of $400mm+/- net income impact was indicative of deposit spread compression only. The current guidance is presented on a pretax basis and incorporates expected deposit balance growth
[2] Previous guidance of $600mm+/- reduction in NII was driven by liquidating Real Estate Portfolios impact. The current guidance incorporates the latest view of total portfolio impacts
[3] Excludes expense in each year related to Corporate litigation and foreclosure-related matters

FINANCIAL RESULTS

14

JPMORGAN CHASE & CO.

Agenda Page F I N A N C I A L R E S U L T S 15 Appendix 15

# Peripheral European exposure[1]

**As of March 31, 2013 ($B)**

| | Lending | Securities and trading: AFS securities | Securities and trading: Trading | Derivative collateral | Portfolio hedging | Net exposure |
|---|---|---|---|---|---|---|
| **Spain** | **$3.2** | **$0.4** | **$3.3** | **($3.2)** | **($0.3)** | **$3.4** |
| Sovereign | 0.0 | 0.4 | (1.0) | 0.0 | (0.1) | (0.7) |
| Non-sovereign | 3.2 | 0.0 | 4.3 | (3.2) | (0.2) | 4.1 |
| **Italy** | **$3.4** | **$0.0** | **$11.2** | **($2.6)** | **($4.9)** | **$7.1** |
| Sovereign | 0.0 | 0.0 | 9.4 | (1.2) | (4.6) | 3.6 |
| Non-sovereign | 3.4 | 0.0 | 1.8 | (1.4) | (0.3) | 3.5 |
| **Other (Ireland, Portugal, and Greece)** | **$1.0** | **$0.0** | **$2.9** | **($1.4)** | **($0.7)** | **$1.8** |
| Sovereign | 0.0 | 0.0 | 0.3 | 0.0 | (0.6) | (0.3) |
| Non-sovereign | 1.0 | 0.0 | 2.6 | (1.4) | (0.1) | 2.1 |
| **Total firmwide exposure** | **$7.6** | **$0.4** | **$17.4** | **($7.2)** | **($5.9)** | **$12.3** |

- $12.3B total firmwide net exposure as of 1Q13, down from $13.8B as of 4Q12
- The Firm continues to be active with clients in the region
- During 2Q13, net exposure is expected to increase due to anticipated roll-off of tranched index positions, assuming no replacement of these positions
  - At 1Q13, the impact of these positions decreased total peripheral European exposure by ~$4B

[1] Exposure is a risk management view. Lending is net of liquid collateral. Trading includes net inventory, derivative netting under legally enforceable trading agreements, net CDS underlying exposure from market-making flows, unsecured net derivative receivables and under-collateralized securities financing counterparty exposure

APPENDIX

16

JPMORGAN CHASE & CO.

A P P E N D I X Consumer credit – Delinquency trends1 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Jun-09 Nov-09 Apr-10 Sep-10 Feb-11 Jul-11 Dec-11 May-12 Oct-12 Mar-13 $0 $1,000 $2,000 $3,000 $4,000 Jun-09 Nov-09 Apr-10 Sep-10 Feb-11 Jul-11 Dec-11 May-12 Oct-12 Mar-13 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-09 Nov-09 Apr-10 Sep-10 Feb-11 Jul-11 Dec-11 May-12 Oct-12 Mar-13 Note: Prime Mortgage excludes held-for-sale, Asset Management and Government Insured loans 1 Excluding purchased credit-impaired loans 2 Credit card delinquencies prior to January 1, 2010 included certain reclassification adjustments that assumed credit card loans securitized by Card Services remained on the balance sheet 3 “Payment holiday” in 2Q09 impacted delinquency trends in 3Q09 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies $500 $2,000 $3,500 $5,000 $6,500 $8,000 $9,500 $11,000 Jun-09 Nov-09 Apr-10 Sep-10 Feb-11 Jul-11 Dec-11 May-12 Oct-12 Mar-13 30+ day delinquencies 30-89 day delinquencies Subprime Mortgage delinquency trend ($mm) Home Equity delinquency trend ($mm) Prime Mortgage delinquency trend ($mm) Credit card delinquency trend2,3 ($mm) 17

A P P E N D I X Real Estate Portfolios and Card Services – Coverage ratios Real Estate Portfolios and Card Services credit data ($mm) 1 4Q12 adjusted net charge-offs and adjusted net charge-off rate reflect a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 2 3Q12 adjusted net charge-offs and adjusted net charge-off rate for Real Estate Portfolios exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 3 Net charge-offs annualized (NCOs are multiplied by 4) 4 See note 5 on slide 21 5 4Q10 adjusted net charge-offs exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 6 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 2,075 1,372 1,214 1,157 1,076 954 899 876 808 696 595 520 448 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Real Estate Portfolios Card Services NCOs ($mm) 5 6 2 1 O/(U) Adjusted 1Q13 4Q121 1Q12 1Q12 Real Estate Portfolios (NCI): Net charge-offs ($) $448 $520 $808 ($360) NCO rate (%) 1.56% 1.74% 2.49% (93)bps Allowance for loan losses ($) $4,218 $4,868 $7,718 ($3,500) LLR/annualized NCOs3 235% 234% 239% Card Services Net charge-offs ($) $1,082 $1,097 $1,386 ($304) NCO rate (%)4 3.55% 3.50% 4.37% (82)bps Allowance for loan losses ($) $4,998 $5,501 $6,251 ($1,253) LLR/annualized NCOs3 115% 125% 113% 18

A P P E N D I X 13,441 11,928 11,005 9,993 10,605 10,068 11,370 10,720 10,426 29,750 28,520 28,350 27,609 25,871 23,791 22,824 21,936 20,780 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 0% 100% 200% 300% 400% 500% 600% 1Q13 4Q12 JPM 1 JPM 1 Peer avg. 3 Consumer LLR/Total loans 3.09% 3.35% 3.79% LLR/NPLs 2 121 132 136 Wholesale LLR/Total loans 1.33% 1.35% 1.17% LLR/NPLs 332 289 102 Firmwide LLR/Total loans 2.27% 2.43% 2.75% LLR/NPLs 2 146 153 129 Firmwide – Coverage ratios  $20.8B of loan loss reserves at March 31, 2013, down ~$5.1B from $25.9B in the prior year, reflecting improved portfolio credit quality  Loan loss coverage ratio of 2.27%1 1 See note 2 on slide 21. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance 2 NPLs at 1Q13, 4Q12 and 3Q12 include $1.9B, $1.8B and $1.7B, respectively, in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower, regardless of their delinquency status to be reported as nonaccrual loans 3 Peer average reflects equivalent metrics for key competitors. Peers are defined as C, BAC and WFC $mm Peer comparison Loan loss reserve Nonperforming loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 2 2 2 19

# IB League Tables

**League table results**

| | 1Q13 Rank | 1Q13 Share | FY12 Rank | FY12 Share |
|---|---|---|---|---|
| *Based on fees:* | | | | |
| **Global IB fees[1]** | **1** | **8.0%** | **1** | **7.5%** |
| *Based on volumes:* | | | | |
| **Global Debt, Equity & Equity-related** | **1** | **7.6%** | **1** | **7.2%** |
| US Debt, Equity & Equity-related | 1 | 11.4% | 1 | 11.5% |
| **Global Long-term Debt[2]** | **1** | **7.7%** | **1** | **7.1%** |
| US Long-term Debt | 1 | 12.3% | 1 | 11.6% |
| **Global Equity & Equity-related[3]** | **6** | **6.1%** | **4** | **7.8%** |
| US Equity & Equity-related | 6 | 9.1% | 5 | 10.4% |
| **Global M&A Announced[4]** | **1** | **30.3%** | **2** | **18.5%** |
| US M&A Announced | 1 | 43.8% | 2 | 21.6% |
| **Global Loan Syndications** | **1** | **9.8%** | **1** | **9.6%** |
| US Loan Syndications | 1 | 17.4% | 1 | 17.6% |

Source: Dealogic. Global Investment Banking fees reflects ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

[1] Global Investment Banking fees rankings exclude money market, short-term debt and shelf deals

[2] Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities

[3] Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

[4] Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking

[5] Excluding block trades in North America as well as block trades and accelerated book build follow-on offerings outside North America, JPM would rank #2 in Global Equity & Equity-related volumes

- For 1Q13, JPM ranked:
  - #1 in Global IB fees
  - #1 in Global Debt, Equity & Equity-related
  - #1 in Global Long-term Debt
  - #6 in Global Equity & Equity-related[5]
  - #1 in Global M&A Announced
  - #1 in Global Loan Syndications

APPENDIX

20

JPMORGAN CHASE & CO.

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non- GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. The ratios of the allowance for loan losses to end-of-period loans are determined using the allowance for loan losses (including related to credit card), other than the portion related to purchased credit-impaired (“PCI”) loans. End-of-period loans and nonperforming loans exclude loans accounted for at fair value and loans held-for-sale and PCI loans. 3. Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. Return on tangible common equity measures the Firm’s earnings as a percentage of average TCE. Tangible book value per share represents the TCE divided by period-end common shares. In management’s view, these measures are meaningful to the Firm, as well as to analysts and investors, in assessing the Firm’s use of equity and in facilitating comparisons with peers 4. The Tier 1 common ratio under both Basel I and Basel III are both non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess the Firm’s capital position and to compare the Firm’s capital to that of other financial services companies. The Basel I Tier 1 common ratio is Tier 1 common capital divided by Basel I risk-weighted assets. Tier 1 common capital is defined as Tier 1 capital less elements of Tier 1 capital not in the form of common equity, such as perpetual preferred stock, noncontrolling interests in subsidiaries, and trust preferred securities. In December 2010, the Basel Committee issued its final version of the Basel Capital Accord, commonly referred to as “Basel III.” In June 2012, U.S. federal banking agencies also published a Notice of Proposed Rulemaking (the “NPR”) for implementing Basel III in the United States. Basel III revised Basel II by, among other things, narrowing the definition of capital, and increasing capital requirements for specific exposures. Basel III also includes higher capital ratio requirements. The Firm’s estimate of its Tier 1 common ratio under Basel III reflects the Firm’s current understanding of the Basel III rules based on information currently published by the Basel Committee and U.S. federal banking agencies and on the application of such rules to its businesses as currently conducted; it excludes the impact of any changes the Firm may make in the future to its businesses as a result of implementing the Basel III rules, possible enhancements to certain market risk models, and any further implementation guidance from the regulators. 5. In Consumer & Community Banking, supplemental information is provided for Card Services to provide more meaningful measures that enable comparability with prior periods. The change in net income is presented excluding the change in the allowance, which assumes a tax rate of 38%. The net charge-off rate and 30+ day delinquency rate presented include loans held-for-sale. 6. In addition to reviewing JPMorgan Chase's net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset/liability management) and deposit-raising activities, excluding the impact of Corporate & Investment Bank (“CIB”) market-based activities. The presentation includes information on managed core net interest income and core net interest margin. Each of these amounts is a non-GAAP financial measure due to the exclusion of CIB's market- based net interest income and the related assets. Management believes the exclusion of CIB's market-based activities provides investors and analysts with a more meaningful measure by which to analyze non-market-related business trends of the Firm and provides a comparable measure to other financial institutions primarily focused on core lending, investing and deposit-raising activities. Further, the impact of DVA is excluded from the calculation of return on Basel I risk-weighted assets, EPS growth, firmwide overhead ratio, and return on equity, which are non-GAAP financial measures used by management to assess the underlying performance of the business and for comparability with peers. 7. CIB provides several non-GAAP financial measures which exclude the impact of DVA on the compensation ratio and return on equity. These measures are used by management to assess the underlying performance of the business. The ratio for the allowance for loan losses to period-end loans is calculated excluding the impact of trade finance loans and consolidated Firm-administered multi-seller conduits, to provide a more meaningful assessment of CIB’s allowance coverage ratio. Additional notes on financial measures 8. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other noncompensation costs related to employees. 9. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of AM against the performance of their respective peers. Notes 21 F I N A N C I A L R E S U L T S

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2012, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 22 F I N A N C I A L R E S U L T S